EX-32

SECTION 1350 CERTIFICATION OF JAMES H. ALEXANDER AND THOMAS E. FERNEAU

                        SECTION 1350 CERTIFICATION

In connection with the quarterly report of World Am
Communications, Inc. ("Company") on Form 10-QSB for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 17, 2004                    /s/  James H. Alexander
                                       James H. Alexander, President



Dated: May 17, 2004                    /s/  Thomas E. Ferneau
                                       Thomas E. Ferneau
                                       Chief Financial Officer